BancAnalysts Association of Boston Conference 2021 November 5, 2021 Terry Dolan Vice Chair and Chief Financial Officer Dominic Venturo Senior Executive Vice President and Chief Digital Officer Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; changes in customer behavior and preferences; breaches in data security, including as a result of work-from-home arrangements; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. In addition, U.S. Bancorp’s proposed acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized; the risk that U.S. Bancorp’s business could be disrupted as a result of the announcement and pendency of the proposed acquisition and diversion of management’s attention from ongoing business operations and opportunities; the possibility that the proposed acquisition, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated; delays in closing the proposed acquisition; and the failure of required governmental approvals to be obtained or any other closing conditions in the definitive purchase agreement to be satisfied. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking statements and additional information

U.S. Bancorp As of 9/30/21, except market value as of 10/29/21 NYSE TradedUSB Founded1863 Market Value$90B Branches 2,252 ATMs 4,083 Assets $567B Deposits $443B Loans $298B Regional National International Consumer & Business Banking and Wealth Management Corporate & Commercial Banking and Wealth Management & Investment Services Payment Services and Investment Services

Our Position Among Our Peers Assets Deposits Market Value Source: company reports and Bloomberg Assets and deposits as of 9/30/21; market value as of 10/29/21

Consumer & Business Banking Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Corporate & Commercial Banking Corporate Banking, Commercial Banking and Commercial Real Estate Payment Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wealth Management & Investment Services Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody Payment Services 28% Wealth Management & Investment Services 14% Corporate & Commercial Banking 18% Consumer & Business Banking 40% 3Q 2021 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 17 for reconciliation Our differentiated business mix supports consistent growth

U.S. Bank’s Digital Objective Incremental Growth Increased Loyalty and Retention Stronger Engagement through DIY & DIT Reusable Platforms DIY Tools Smart Assistant U.S BANCORP | 6 A focus on digital provides… that result in… through… Excellent customer experiences Increased efficiencies

New Revenue Opportunities Drive to Increase Efficiencies Approaching digital above and below the glass ABOVE BELOW Smart and personalized interactions DIY, DIT and digital sales Create amazing speed and scale Activate full Agile development in Digital Studios and beyond Customer 360 A consistent, consolidated, high-quality and secure data platform Reusable technology Build with reusable assets, microservices and high-speed APIs

Digital provides best in class customer experience An above the glass digital approach can drive incremental growth #1 Customer Service Features #1 Mobile Check Deposit Cornerstone Advisors Business Insider Intelligence #1 Banking App Keynova Group* Named Best in Industry Digital Mortgage Tools Kiplinger #1 Overall Mobile Banking Keynova Group* Co-Browse Launched Co-Browse in 2Q20 5 out of 5 Stars More than 1 million users #1 Overall Superregional Bank 11th consecutive year in Fortune magazine * Keynova Group Q3 2021 Mobile Banker Scorecard ** Data ranging from September 2020 – September 2021 Total

The shift towards digital is driving engagement As digital active customers continue to increase +44% More transactions now occur digitally With customer preference migrating to our mobile platform Digital Lending Small Business >2.5x * Represents core Consumer Banking customers active in at least one channel in the previous 90 days ** This chart reflects digital sales definitions aligned to Finalta, a benchmarking service *** Total Digital includes both online and mobile platforms

Smart Assistant reducing back-office work Our success will be measured by business outcomes, not our effort DIY and DIT for all segments Reengineer and simplify, digitize, automate DIY and DIT experiences where it matters Leveraging reusable platforms and interfaces Consolidate interfaces, while creating reusable platforms across Segments Transform and empower our people Empower people to collaborate consistently through agile ways of working Increased efficiency from our digital innovation Smart Assistant has answered more than 6 million questions since launched in summer 2020 Below the glass quality, speed and reusability has created a sound foundation

Deploying all our digital strengths for RTP solutions ~3.8x We are experiencing rapid RTP growth Initiatives Shifting volumes from inefficient and expensive payments Engaging payment aggregators Co-creating with corporates and FinTechs to create innovative products and optimize legacy payment processes We have the knowledge and experience necessary to support our customers in their journey to take advantage of the benefits of real-time payments First in market to send RTP Transaction Multiple ways to integrate RTP products Our modern tech tools and APIs create seamless platforms that allow for easy integration to customers and fintechs #1

Using digital to help small businesses manage their operations talech

talech helps small businesses tackle accounts receivable and operational tasks



New talech Customers



93%
~3.7x
FY20
2019
2020
3Q21 YTD



Bank Services
Business Banking
Card Issuing
Merchant Processing
ACH
Lending
P2P Payments
Accounts Receivable
Accounts Payable
Gift & Loyalty
POS
Invoicing
Booking
E-commerce
Supplier Payments
Bill Pay
Expense Management
Small Business
talech
bento
for business

bento for business

Bento helps small businesses take charge of accounts payable and expense management



Bento offerings

- Business debit cards
- Expense tracking
- Card controls
- Virtual cards
- Accounting software integration
- Bill pay
- Reporting

U.S. BANCORP | 12

Powering up partnerships with digital State Farm agent locations U.S. Bank locations * Data as of 11/1/21 Note: State Farm and logo are trademarks of State Farm Mutual Automobile Company U.S. Bank’s digital capabilities coupled with State Farm’s network is helping us reach new markets and acquire new customers New State Farm Deposit Accounts*

Our strong digital foundation will help serve… … Union Bank’s large, loyal client base 1 million 190,000 50,000 700 Consumer Accounts Business Banking Clients HNW / Affluent Households Commercial Relationships Best in Class Application DIY Services Paperless Cloud Infrastructure Artificial Intelligence Engrained Security Developer Portal Reusable Tech Stack Co-Browse APIs DIT Services USB Digital Smart Assistant Deploying our digital capabilities to Union Bank

Our world-class digital capabilities allow us to be well positioned to deliver superior growth and industry-leading returns on equity

Appendix

Non-GAAP financial measures